UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 12, 2016

Premier Pacific Construction, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-192107	90-0920687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13103 GOLDEN WAY
POWAY, CA  92064
 (Address of principal executive offices, including zip code)

(858) 748-7152
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

3.02     Unregistered Sales of Equity Securities

On March 12, 2016, Premier Pacific Construction, Inc. (the “Company”) sold 25,000 shares of its common stock (the “Shares”), par value $0.001, at a price of $1.00 per share to an individual investor for an aggregate amount of $25,000 which was paid in cash.  The shares were sold in a private placement transaction not involving a public offering, and as such was exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 15, 2016	Premier Pacific Construction, Inc.

/s/ Richard Francella
By: Richard Francella, President, CEO